SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              October 23, 2002
                                                  ------------------------------


                               BSD SOFTWARE, INC.
                  ----------------------- -------------------
             (Exact name of registrant as specified in its charter)


        Florida                       0-27075                 31-1586472
----------------------------     ----------------      ------------------------
(State or other jurisdiction         (Commission            (IRS Employer
  of incorporation)                  File No.)             Identification No.)



                 433 Plaza Real, Suite 275, Boca Raton, FL 33432
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (561) 962-4194
                                 ---------------

Item 5.    Other Events.

     On October 23, 2002 registrant executed a Share Exchange Agreement with Triton Global Business Services, Inc. ("Triton Global") of Calgary, Alberta, Canada and certain shareholders of Triton Global. Triton Global is a provider of live and automated telephone information services.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     Exhibit 99. - News release dated October 24, 2002 announcing registrant's execution of a Share Exchange Agreement with Triton Global Business Services, Inc. and certain of its shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. BSD SOFTWARE, INC.



                                             By:   s/ Jeff Spanier
                                             -----------------------------------
October 24, 2002                                  Jeff Spanier, President